                                                                    Exhibit 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

         The undersigned executive officer of Progress Financial Corporation (the "Registrant") hereby certifies that to the best of his knowledge the Registrant's Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                            /s/    Michael B. High
                                            -----------------------------------
                                            Name:  Michael B. High
                                            Title: Chief Operating Officer and
                                                   Chief Financial Officer

Date: March 12, 2003